OMNIBUS AMENDMENT NO. 4

         This Omnibus Amendment No. 4 (this "AMENDMENT"), dated as of March 30, 2007, is entered into by and between THINKPATH, INC., an Ontario corporation (the "COMPANY") and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of (i) the Common Stock Purchase Warrant issued by the Company to Laurus on January 26, 2006 and exercisable into up to 500,000 shares of Common Stock of the Company (as amended, modified or supplemented from time to time, the "JAN 2006 WARRANT") and
(ii) the Common Stock Purchase Warrant issued by the Company to Laurus on February 28, 2007 and exercisable into up to 2,426,870 shares of Common Stock of the Company (as amended, modified or supplemented from time to time, the "FEB 2007 WARRANT" and together with the Jan 2006 Warrant, the "WARRANTS").

         WHEREAS, the Company and Laurus have agreed to make certain changes, clarifications and/or modifications to certain of the Warrants as set forth herein.

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AMENDMENTS TO THE JAN 2006 WARRANT AND THE FEB 2007 WARRANT

         1. The Jan 2006 Warrant is hereby amended by inserting the following new final sentence at the end of the first paragraph thereof:

         "Notwithstanding anything herein to the contrary, this Warrant (or the remaining unexercised portion thereof) shall expire by its terms on January 26, 2026."

         2. The Feb 2007 Warrant is hereby amended by inserting the following new final sentence at the end of the first paragraph thereof:

         "Notwithstanding anything herein to the contrary, this Warrant (or the remaining unexercised portion thereof) shall expire by its terms on February 28, 2027."

MISCELLANEOUS

         3. This Amendment shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when each of the Company and Laurus shall have duly executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

         4. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Warrants, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

         5. From and after the Amendment Effective Date, all references to the Warrants shall be deemed to be a reference to such Warrants as modified hereby.

         6. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.



                                     * * * *

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         IN WITNESS WHEREOF, each of the Companies and Laurus have caused this
Amendment to be effective and signed in its name effective as of the date set forth above.



                         THINKPATH INC., AN ONTARIO CORPORATION


                         By:  /S/ DECLAN FRENCH
                            ----------------------------------------------------

                         Name:  Declan French
                         Title:  Chief Executive Officer



                         LAURUS MASTER FUND, LTD.


                         By: /S/ EUGENE GRIN
                            ----------------------------------------------------
                         Name:  Eugene Grin
                         Title:  Director